Exhibit 99.1

CRISPR Therapeutics, Intellia Therapeutics and Caribou Biosciences Provide Update on U.S Federal Circuit Decision Upholding the Ruling by U.S. Patent and Trademark Office in Interference Proceeding Relating to CRISPR/Cas9 Genome Editing Technology

•	The interference proceeding remains terminated without any determination on inventorship of CRISPR/Cas9 genome editing application to eukaryotic cells

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University of California/University of Vienna/Dr. Charpentier have patent applications covering the use of CRISPR/Cas9 genome editing technology in all environments that do not interfere with the Broad’s patent claims in this proceeding

•	Additional legal paths are available to recognize the priority of the University of California/University of Vienna/Charpentier intellectual property covering eukaryotic cells

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University of California/University of Vienna/Dr. Charpentier were recently issued a U.S. patent for the use of CRISPR/Cas9 genome editing that covers guide formats widely used across the human therapeutic and agricultural industries

ZUG, Switzerland, CAMBRIDGE, Mass., and BERKELEY, Calif. Sept. 10, 2018 — CRISPR Therapeutics AG (NASDAQ:CRSP), Intellia Therapeutics, Inc. (NASDAQ:NTLA) and Caribou Biosciences, Inc. announced that the U.S. Court of Appeals for the Federal Circuit (the “Federal Circuit”) affirmed the decision by the U.S. Patent and Trademark Office’s (“USPTO”) Patent Trial and Appeal Board (“PTAB”) in an interference proceeding relating to CRISPR/Cas9 genome editing technology. The interference was requested by the Regents of the University of California, the University of Vienna and Dr. Emmanuelle Charpentier (collectively “UC”), co-owners of foundational intellectual property relating to CRISPR/Cas9 genome engineering, against the Broad Institute, Harvard University and the Massachusetts Institute of Technology (collectively “Broad”).

In its decision, the Federal Circuit (Case No. 17-1907) indicated that because it would “not reweigh the evidence,” due to the deferential nature of appellate review, the PTAB had sufficient basis to discontinue the interference “given the mixture of evidence in the record.” The Federal Circuit, like the PTAB, did not decide whether UC or the Broad actually first invented the CRISPR/Cas9 genome editing technology. The Federal Circuit opinion also does not preclude other proceedings, either at the USPTO or in the courts, to determine which research group is the actual inventor and, thus, the proper owner of the technology. The court expressly indicated that its decision was limited to “the scope of two sets of applied-for claims, and whether those claims are patentably distinct.” The Federal Circuit also emphasized that its decision was “not a ruling on the validity of either set of claims.”

Consistent with the consensus of the scientific community, the companies believe firmly in the strength, breadth and scope of the foundational IP covering the technology developed by Drs. Emmanuelle Charpentier and Jennifer Doudna and their research teams. The companies expect that the USPTO will continue to issue patents to UC covering the foundational CRISPR/Cas9 technology, including its use in any environment. The USPTO recently issued U.S. Patent No. 10,000,772 for the use of CRISPR/Cas9 genome editing covering widely used guide formats in various environments, including eukaryotic cells. The companies expect this is the first of many patents that will issue based on the foundational work done by Drs. Charpentier and Doudna and their teams.

UC currently has foundational patents issued in various jurisdictions, including Europe (approximately 40 countries), United Kingdom, China, Singapore, Australia, New Zealand and Japan. These patents broadly cover the use of single-guide RNA for CRISPR/Cas9 in all settings, including eukaryotic cells.

For more information on the foundational CRISPR/Cas9 intellectual property, please visit www.crisprcollective.com.

About CRISPR Therapeutics

CRISPR Therapeutics is a leading gene editing company focused on developing transformative gene-based medicines for serious diseases using its proprietary CRISPR/Cas9 platform. CRISPR/Cas9 is a revolutionary gene editing technology that allows for precise, directed changes to genomic DNA. The Company has established a portfolio of therapeutic programs across a broad range of disease areas including hemoglobinopathies, oncology and rare diseases. To accelerate and expand its efforts, CRISPR Therapeutics has established strategic collaborations with leading companies including Bayer AG and Vertex Pharmaceuticals. CRISPR Therapeutics AG is headquartered in Zug, Switzerland, with its wholly-owned U.S. subsidiary, CRISPR Therapeutics, Inc., and R&D operations based in Cambridge, Massachusetts, and business offices in London, United Kingdom. For more information, please visit www.crisprtx.com.

About Intellia Therapeutics

Intellia Therapeutics is a leading genome editing company focused on the development of proprietary, curative therapeutics using the CRISPR/Cas9 system. Intellia believes the CRISPR/Cas9 technology has the potential to transform medicine by permanently editing disease-associated genes in the human body with a single treatment course, and through optimized cell therapies that can treat cancer and immunological diseases by replacing patients’ diseased cells. The combination of deep scientific, technical and clinical development experience, along with its leading intellectual property portfolio, puts Intellia in a unique position to unlock broad therapeutic applications of the CRISPR/Cas9 technology and create a new class of therapeutic products. Learn more about Intellia Therapeutics and CRISPR/Cas9 at intelliatx.com and follow us on Twitter @intelliatweets.

About Caribou Biosciences, Inc.

Caribou is a leading company in CRISPR genome editing founded by pioneers of CRISPR-Cas9 biology. Caribou’s tools and technologies provide transformative capabilities to therapeutic development, agricultural biotechnology, industrial biotechnology, and basic and applied biological research. Caribou offers licenses to its CRISPR-Cas9 foundational IP in multiple fields including research tools, internal research use, diagnostics, and industrial biotechnology. Interested companies may contact Caribou at licensing@cariboubio.com. For more information about Caribou, visit www.cariboubio.com and follow the Company @CaribouBio. “Caribou Biosciences” and the Caribou logo are registered trademarks of Caribou Biosciences, Inc.

CRISPR Forward-Looking Statements

Certain statements set forth in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, but not limited to, statements concerning: the timing of filing of clinical trial applications and INDs, any approvals thereof and timing of commencement of clinical trials, the intellectual property coverage and positions of CRISPR Therapeutics, its licensors and third parties, the sufficiency of CRISPR

Therapeutics’ cash resources and the therapeutic value, development, and commercial potential of CRISPR/Cas9 gene editing technologies and therapies. You are cautioned that forward-looking statements are inherently uncertain. Although CRISPR Therapeutics believes that such statements are based on reasonable assumptions within the bounds of its knowledge of its business and operations, the forward-looking statements are neither promises nor guarantees and they are necessarily subject to a high degree of uncertainty and risk. Actual performance and results may differ materially from those projected or suggested in the forward-looking statements due to various risks and uncertainties. These risks and uncertainties include, among others: uncertainties regarding the intellectual property protection for our technology and intellectual property belonging to third parties; uncertainties inherent in the initiation and completion of preclinical studies for CRISPR Therapeutics’ product candidates; availability and timing of results from preclinical studies; whether results from a preclinical trial will be predictive of future results of the future trials; expectations for regulatory approvals to conduct trials or to market products; and those risks and uncertainties described under the heading “Risk Factors” in CRISPR Therapeutics’ most recent annual report on Form 10-K, and in any other subsequent filings made by CRISPR Therapeutics with the U.S. Securities and Exchange Commission (SEC), which are available on the SEC’s website at www.sec.gov. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made, and CRISPR Therapeutics undertakes no duty to update this information unless required by law.

Intellia Forward-Looking Statements

This press release contains “forward-looking statements” of Intellia within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, express or implied statements regarding the intellectual property position and strategy of Intellia, its licensors or other parties from which it derives rights, including with respect to intellectual property regarding the CRISPR/Cas9 genome editing technology, or that of unrelated third parties; Intellia’s ability to develop and commercialize CRISPR/Cas9-based therapeutic products to address severe and life-threatening diseases; and Intellia’s scientific, business and financial plans and prospects. Any forward-looking statements in this press release are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, risks related to Intellia’s ability to protect and maintain its position and rights regarding its intellectual property portfolio, risks related to the ability of Intellia’s licensors and other parties from which it derives rights to protect and maintain their intellectual property position and rights, the risk that third parties own or control intellectual property necessary for Intellia to develop or commercialize its product candidates, and the risk that any one or more of Intellia’s product candidates will not be successfully developed and commercialized. For a discussion of other risks and uncertainties, and other important factors, any of which could cause Intellia’s actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in Intellia’s most recent annual report on Form 10-K filed with the Securities and Exchange Commission, as well as discussions of potential risks, uncertainties, and other important factors in Intellia’s subsequent filings with the Securities and Exchange Commission. All information in this press release is as of the date of the release, and Intellia Therapeutics undertakes no duty to update this information unless required by law.

CRISPR THERAPEUTICS CONTACTS

Media Contact:

Jennifer Paganelli

WCG for CRISPR

+ 1 347-658-8290

jpaganelli@wcgworld.com

Investor Contact:

Susan Kim

+ 1 617-307-7503

susan.kim@crisprtx.com

INTELLIA THERAPEUTICS CONTACTS

Media Contact:

Jennifer Mound Smoter

Senior Vice President, External Affairs & Communications

+1 857-706-1071

jenn.smoter@intelliatx.com

Investor Contact:

Lindsey Trickett

Vice President, Investor Relations

+1 857-285-6211

lindsey.trickett@intelliatx.com

CARIBOU BIOSCIENCES CONTACT

Greg Kelley

Feinstein Kean Healthcare

+1 404-836-2302

Gregory.kelley@fkhealth.com

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